UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2014

Date of reporting period:	April 30, 2014

Item 1.  Shareholder Report

Avenue Credit Strategies Fund

Manager Commentary

April 30, 2014 (unaudited)

Dear Shareholder,

We are pleased to present the 2014 Semi Annual Report for Avenue Credit Strategies Fund, a series of Avenue Mutual Funds Trust (the “Fund”). The following Manager Commentary covers the six month period ended April 30, 2014.

Fund Objective

The Fund seeks total return, primarily from capital appreciation, fees and interest income. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans and distressed debt instruments (and loan-related or debt-related instruments, including derivative instruments), including new issuances.

Performance1,2

The Fund measures its performance against its peers and a combination of two indices: the Barclays U.S. Corporate High Yield Index (the “Barclays Index”) and the CS Leveraged Loan Index (the “CS Index”). For the six month period ended April 30, 2014, the Fund had a total return of 6.40% for the Institutional Class Shares and 6.27% for the Investor Class Shares, compared to 4.72% for the Barclays Index and 2.56% for the CS Index. For the period June 1, 2012 (inception) through April 30, 2014, the Fund had an average annual return of 15.95% for the Institutional Class Shares and 15.67% for the Investor Class Shares, compared to 11.30% for the Barclays Index and 6.93% for the CS Index.

Returns1,2

Fund/Index	Return Over the Period 11/1/2013 - 4/30/2014	Average Annual Return Since Fund Inception 6/1/2012 - 4/30/2014
Avenue Credit Strategies Fund:
Institutional Share Class (ACSBX)	6.40%	15.95%
Avenue Credit Strategies Fund:
Investor Share Class (ACSAX)	6.27%	15.67%
Barclays U.S. Corporate High Yield Index	4.72%	11.30%
CS Leveraged Loan Index	2.56%	6.93%

Factors Affecting Performance

The Fund outperformed the Barclays Index and CS Index over the period as we utilized fundamental analysis to drive our investment approach and individual security selection across a number of positions focused in the U.S. and Europe, as well as some allocations to Canada and Asia. Additionally, the Fund was opportunistic and took advantage of some short-term trading opportunities, including new issuances.

We believe that our approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should continue to allow us to select investments that are likely to be drivers of alpha.

The top 5 issuer contributors, which includes some stressed and distressed issuers, were:

➢    Energy Future Holdings, Meritor, Inc., Lehman Brothers Holdings Inc., Cengage Learning and Connacher Oil and Gas Limited.3

Avenue Credit Strategies Fund

Manager Commentary (continued)

April 30, 2014 (unaudited)

The primary detractors from performance were defensive positions including the cash balance and short positions. The top 5 issuer detractors were:

➢    DJ Itraxx, iShares iBoxx Investment Grade Corporate Bond, Markit CDX, Banco Bilbao Vizcaya Argentaria, S.A. and Banco Santander SA.4

Even though the Fund’s hedges and cash balance detracted from performance during the period, we believe it prudent to position the portfolio such that capital losses could be mitigated during a potential market selloff. We were pleased with our credit selection leading to alpha generation for our investors over the period.

Market Outlook

The credit markets, as measured by the Barclays Index, experienced solid returns during the six month period from capital appreciation and coupon income. Avenue Capital Management II, L.P.’s (the “Adviser’s”) outlook for the near to medium term is balanced, leaning towards positive for the global credit markets. While the Adviser focuses the majority of its research on fundamental company and industry analysis, it is also cognizant of the macro risks that could positively or negatively impact the asset classes we invest in and risk assets in general. The following is a summary of the key macro risks we are currently monitoring:

➢    Slower economic growth in the U.S., Europe, China and emerging markets

➢    The impact from the Federal Reserve’s continued plan to reduce its quantitative easing program which could finish before year-end

➢    The potential impact from increased equity market volatility

➢    The shadow banking system in China and the potential for more defaults in its largely unregulated environment

➢    Geo-political risks in various areas, especially Russia-Ukraine-Crimea and Syria

➢    The possibility of Europe and China undertaking stimulus actions and the probable positive consequences of these actions

Another developing situation we are monitoring is in the bank loan asset class. The asset class, particularly the par loan portion of the asset class, has seen substantial inflows both to bank loan mutual funds and new collateralized loan obligations (“CLO’s”) which totaled nearly $150 billion in 2013 — representing a nearly 120% increase from 2012 levels.5 These inflows to bank loan mutual funds continued into 2014 and had an unprecedented 95 consecutive weeks of inflows.6 These inflows have resulted in more aggressive new issuances, with more covenant-lite loans now outstanding than with covenants.7

The Adviser’s investment team will continue working diligently to identify attractive investment opportunities across the performing, stressed and distressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

June, 2014

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

Avenue Credit Strategies Fund

Manager Commentary (concluded)

April 30, 2014 (unaudited)

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

[1]

Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume reinvestment of all dividends. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on June 1, 2012. The performance shown thus represents the Fund’s results for a short period of time. Moreover, the Fund was opportunistic and took advantage of several short term trading opportunities. There is no assurance that such investments will be made in the future or that they will positively impact performance, at all, or to the same extent. Current performance for the most recent month end can be obtained by calling 1-877-525-7330. An independent accountant has not audited, reviewed or compiled the performance results.

[2]

Index information was compiled from sources that Avenue Capital Management II, L.P. believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

[3]

The top contributors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top contributors does not represent all investments held, purchased or sold during the reporting period and is based on the investment adviser’s books and records. As of the reporting date of April 30, 2014, the positions listed represented the following percentages of the Fund on a market value basis: Energy Future Holdings 2.8%, Meritor, Inc 2.0%, Lehman Brothers Holdings, Inc. 2.4%, Cengage Learning 0.4% and Connacher Oil and Gas Limited 1.5%.

[4]

The top detractors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top detractors does not represent all investments held, purchased or sold during the reporting period and is based on the investment adviser’s books and records. As of the reporting date of April 30, 2014, the positions listed represented the following percentages of the Fund on a market value basis: DJ Itraxx -0.6%, iShares iBoxx Investment Grade Corporate Bond -1.8%, Markit CDX -0.3%, Banco Bilbao Vizcaya Argentaria, S.A. -0.2% and Banco Santander SA -0.1%.

[5]	J.P. Morgan, Credit Strategy Weekly Update, April 11, 2014.
[6]	J.P. Morgan, Credit Strategy Weekly Update, April 11, 2014.
[7]	S&P Capital IQ, LCD Quarterly Review, First Quarter 2014.

Avenue Credit Strategies Fund

Financial Data(a)

April 30, 2014 (unaudited)

Geographic Allocation(b)	Security Type(c)	Ratings Category(d)

Top Five Industries(f)	Top 10 Largest Holdings

	1	Clear Channel Communications Inc.	3.3%
	2	Hercules Offshore LLC	2.8%

	3	Energy Future Holdings	2.8%
	4	Royal Bank of Scotland Group	2.7%

	5	Lehman Brothers Holdings Inc.	2.4%
	6	Avaya Inc.	2.4%

	7	Navios Maritime Holdings	2.3%
	8	Caesars Entertainment Corp.	2.1%

	9	Globe Luxembourg SC	2.1%
	10	Meritor, Inc.	2.0%

		Total Top 10:	24.9%

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Investing in the Fund is also subject to the specific risks described in the accompanying Notes to Financial Statements. Please read the Notes to Financial Statements for additional information.

(a)	Holdings are subject to change without notice. Calculated as a percent of net assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.
(b)

The geographic allocation is based on where Avenue Capital Management II, L.P. (the “Investment Adviser”) believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based or where it is headquartered. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(c)	Security Type, as defined by the Investment Adviser, is sourced from Bloomberg as well as developed via internal classifications.
(d)

Ratings information represents Standard & Poor’s ratings on the instruments of the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default; some securities are not rated (NR). BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds.

(e)	Cash and Cash Equivalents includes cash, collateral posted for short positions, if any, as well as other non-investment assets and liabilities (net).
(f)	Industries are represented using Barclays classifications.

Avenue Credit Strategies Fund

Schedule of Investments

April 30, 2014 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value

CORPORATE BONDS & NOTES — 57.7%
Aerospace & Defense — 1.2%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020			$16,950	$18,390,750
Auto Components — 1.3%
Chassix Holdings, Inc. PIK (a)	10.00%	12/15/2018			7,125	7,374,375
Chassix, Inc. (a)	9.25%	8/1/2018			11,100	12,029,625
Stackpole International Intermediate Co. SA (a)	7.75%	10/15/2021			1,075	1,150,250
						20,554,250
Capital Markets — 2.3%
Lehman Brothers Escrow Holdings:
	1.00%	11/22/2019	(b)(c)		2,255	408,719
	1.00%	2/24/2020	(b)(c)		7,270	1,317,687
	1.00%	4/26/2022	(b)(c)		2,200	352,000
	1.00%	1/24/2023	(b)(c)		3,525	564,000
	5.25%	2/6/2012	(b)(c)		82,850	15,223,687
	6.00%	7/19/2012	(b)(c)		45,000	8,268,750
	3.60%	3/13/2009	(b)(c)		32,138	5,905,394
	5.60%	2/17/2029	(b)(c)		2,535	459,469
	5.70%	4/13/2029	(b)(c)		4,024	729,350
	5.75%	10/15/2023	(b)(c)		2,394	433,913
	6.00%	1/22/2020	(b)(c)		2,206	399,838
	6.00%	2/24/2036	(b)(c)		5,123	928,544
	6.00%	2/21/2036	(b)(c)		5,933	1,075,356
	6.25%	2/5/2021	(b)(c)		4,166	755,087
						36,821,794
Chemicals — 0.4%
Tronox Finance LLC	6.38%	8/15/2020			5,625	5,737,500
Commercial Banks — 0.8%
Baggot Securities Ltd. (d)	10.24%		(i)	EUR	3,500	5,310,947
RBS PLC	5.13%		(i)		5,000	6,721,707
						12,032,654
Commercial Services & Supplies — 0.2%
Hydra Dutch Holdings 2BV (a)	5.82%	4/15/2019			2,500	3,425,019
Communications Equipment — 3.5%
Alcatel-Lucent USA, Inc.:
	4.63%	7/1/2017	(a)		$2,000	2,047,500
	6.75%	11/15/2020	(a)		2,200	2,310,000
	8.88%	1/1/2020	(a)		12,555	14,124,375
Avaya, Inc.:
	7.00%	4/1/2019	(a)		27,790	27,651,050
	10.50%	3/1/2021	(a)		10,900	9,919,000
						56,051,925
Computers & Peripherals — 0.2%
Oberthur Technologies Holding SAS (a)	9.25%	4/30/2020		EUR	1,681	2,591,421
Construction Materials — 2.7%
CeramTec Group GmbH:
	8.25%	8/15/2021	(a)		18,375	27,978,067
	8.25%	8/15/2021	(d)		2,200	3,349,755
US Concrete, Inc. (a)	8.50%	12/1/2018			$11,395	12,335,087
						43,662,909

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Diversified Telecommunication Services — 1.1%
Avanti Communications Group PLC (a)	10.00%	10/1/2019			$12,513	$13,451,475
Wind Acquisition Finance SA (a)	7.38%	4/23/2021			4,050	4,161,375
						17,612,850
Electric Utilities — 2.8%
Energy Future Holdings Corp. PIK (a)(b)	11.25%	12/1/2018			45,125	44,448,490
Energy Equipment & Services — 9.0%
CHC Helicopter SA	9.38%	6/1/2021			24,625	25,486,875
Globe Luxembourg SCA (a)	9.63%	5/1/2018			30,100	32,884,250
Hercules Offshore, Inc.:
	6.75%	4/1/2022	(a)		3,183	3,079,553
	7.50%	10/1/2021	(a)		23,731	23,908,982
	8.75%	7/15/2021	(a)		12,485	13,452,587
	10.25%	4/1/2019	(a)		4,215	4,710,263
Ocean Rig UDW, Inc. (a)	7.25%	4/1/2019			16,000	15,280,000
Tervita Corp.:
	8.00%	11/15/2018	(a)		4,550	4,595,500
	9.00%	11/15/2018	(a)	CAD	6,500	5,930,386
	10.88%	2/15/2018	(a)		$14,320	13,568,200
						142,896,596
Food & Staples Retailing — 0.8%
New Albertsons, Inc.:
	6.63%	6/1/2028			385	289,713
	7.45%	8/1/2029			75	63,000
	7.75%	6/15/2026			7,330	6,230,500
	8.00%	5/1/2031			150	127,500
	8.70%	5/1/2030			7,575	6,666,000
						13,376,713
Health Care Equipment & Supplies — 0.3%
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019			5,000	5,112,500
Health Care Providers & Services — 1.0%
Kindred Healthcare, Inc. (a)	6.38%	4/15/2022			5,000	5,062,500
MPH Acquisition Holdings LLC (a)	6.63%	4/1/2022			3,500	3,622,500
Tenet Healthcare Corp.	8.13%	4/1/2022			7,150	7,936,500
						16,621,500
Hotels, Restaurants & Leisure — 3.5%
Boyd Gaming Corp.	9.00%	7/1/2020			7,562	8,356,010
Caesars Entertainment Operating Co, Inc.:
	10.00%	12/15/2018			30,050	13,672,750
	11.25%	6/1/2017			20,750	19,816,250
Gala Electric Casinos PLC:
	11.50%	6/1/2019	(a)	GBP	1,225	2,235,655
	11.50%	6/1/2019	(d)		1,575	2,874,413
Gala Group Finance PLC (a)	8.88%	9/1/2018			1,225	2,200,825
PNK Finance Corp. (a)	6.38%	8/1/2021			$4,000	4,200,000
SNAI SpA (a)	12.00%	12/15/2018		EUR	1,700	2,706,466
						56,062,369
Household Durables — 0.8%
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)		$1,510	1,543,975
	9.13%	11/15/2020	(a)		10,200	11,398,500
						12,942,475

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Independent Power Producers & Energy Traders — 0.8%
Illinois Power Generating Co.:
	6.30%	4/1/2020			$6,463	$5,542,023
	7.00%	4/15/2018			1,275	1,160,250
	7.95%	6/1/2032			6,300	5,402,250
						12,104,523
Insurance — 0.9%
Hastings Insurance Group Finance PLC (a)	8.00%	10/21/2020		GBP	8,100	14,223,075
Internet Software & Services — 0.0% (e)
Griffey Intermediate, Inc. / Griffey Finance Sub LLC (a)	7.00%	10/15/2020			$308	275,660
IT Services — 0.4%
First Data Corp. (a)	8.25%	1/15/2021			5,500	5,926,250
Machinery — 1.6%
Emeco Pty Ltd. (a)	9.88%	3/15/2019			15,874	16,429,590
Meritor, Inc.	6.75%	6/15/2021			2,000	2,115,000
Waterjet Holdings, Inc. (a)	7.63%	2/1/2020			6,160	6,560,400
						25,104,990
Marine — 3.7%
Global Ship Lease, Inc. (a)	10.00%	4/1/2019			10,394	10,861,730
Hapag-Lloyd AG:
	7.75%	10/1/2018	(a)	EUR	4,000	5,953,393
	9.75%	10/15/2017	(a)		$5,000	5,350,000
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021			9,472	9,874,560
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)		10,204	10,306,040
	8.13%	2/15/2019			16,448	16,694,720
						59,040,443
Media — 5.2%
Altice Financing SA:
	6.50%	1/15/2022	(a)	EUR	1,300	1,916,276
	6.50%	1/15/2022	(a)		$2,000	2,095,000
Altice Finco SA (a)	8.13%	1/15/2024			12,300	13,284,000
Altice SA (a)	7.75%	5/15/2022			8,165	8,512,012
Cengage Learning Acquisitions, Inc. (b)(d)	11.50%	4/15/2020			12,500	0
Clear Channel Communications, Inc.:
	9.00%	12/15/2019			13,250	14,111,250
	11.25%	3/1/2021			11,940	13,447,425
Clear Channel Communications, Inc. PIK	12.00%	2/1/2021			10,019	10,269,475
Gibson Brands, Inc. (a)	8.88%	8/1/2018			3,125	3,316,406
Numericable Group SA:
	4.88%	5/15/2019	(a)		4,000	4,040,000
	6.00%	5/15/2022	(a)		8,000	8,190,000
	6.25%	5/15/2024	(a)		2,000	2,047,500
						81,229,344
Metals & Mining — 1.8%
Constellium NV (a)	5.75%	5/15/2024			1,000	1,000,000
Schmolz & Bickenbach Luxembourg SA:
	9.88%	5/15/2019	(d)	EUR	4,894	7,655,334
	9.88%	5/15/2019	(a)		4,405	6,889,800
Wise Metals Group LLC / Wise Alloys Finance Corp. (a)	8.75%	12/15/2018			$8,380	8,882,800
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (a)	9.75%	6/15/2019			4,070	4,049,650
						28,477,584

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Multiline Retail — 1.5%
JC Penney Corp, Inc.:
	5.65%	6/1/2020			$11,950	$9,589,875
	5.75%	2/15/2018			725	601,750
The Neiman Marcus Group, Inc. (a)	8.00%	10/15/2021			850	930,750
The Neiman Marcus Group, Inc. PIK (a)	8.75%	10/15/2021			11,705	12,934,025
						24,056,400
Oil, Gas & Consumable Fuels — 4.4%
Connacher Oil and Gas Ltd.:
	8.50%	8/1/2019	(a)		19,023	16,074,435
	8.75%	8/1/2018	(a)	CAD	10,022	7,406,432
Halcon Resources Corp.:
	8.88%	5/15/2021			$10,650	11,036,063
	9.25%	2/15/2022	(a)		5,542	5,819,100
	9.75%	7/15/2020			5,000	5,350,000
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC	10.75%	10/1/2020			5,438	5,866,243
Westmoreland Coal Company / Westmoreland Partners (a)	10.75%	2/1/2018			17,255	18,764,812
						70,317,085
Pharmaceuticals — 0.2%
Pinnacle Merger Sub, Inc. (a)	9.50%	10/1/2023			2,600	2,873,000
Road & Rail — 0.9%
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020			13,435	14,845,675
Software — 1.8%
BMC Software Finance, Inc. (a)	8.13%	7/15/2021			4,813	5,041,618
Boxer Parent Co., Inc. PIK (a)	9.00%	10/15/2019			24,091	23,609,180
						28,650,798
Specialty Retail — 0.9%
Matalan Finance PLC:
	8.88%	4/29/2016	(d)	GBP	3,000	5,191,827
	9.63%	3/31/2017	(d)		5,525	9,398,369
						14,590,196
Wireless Telecommunication Services — 1.7%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020			7,625	14,740,780
Digicel Group Ltd. (a)	7.13%	4/1/2022			$4,000	4,020,000
Sprint Corp. (a)	7.88%	9/15/2023			7,734	8,526,735
						27,287,515
TOTAL CORPORATE BONDS & NOTES (Cost $884,112,494)						917,344,253
SENIOR LOANS — 16.2% (f)
Capital Markets — 1.3%
Panda Power (Moxie Patriot) LLC Term Loan B1 (g)	6.75%	12/18/2020			20,500	20,858,750
Communications Equipment — 0.2%
Alcatel Lucent USA, Inc. Term Loan (g)	4.50%	1/30/2019			4,081	4,080,499
Computers & Peripherals — 1.2%
Eastman Kodak Co. 1st Lien Term Loan (g)	7.25%	9/3/2019			13,381	13,632,238
Oberthur Technologies Holding SAS Term Loan B1 (g)	4.75%	10/18/2019		EUR	1,995	2,787,828
Oberthur Technologies Holding SAS Term Loan B2 (g)	4.50%	10/18/2019			$1,995	1,999,568
						18,419,634

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Security Description	Coupon	Maturity	Principal Amount (000)		Value
Construction Materials — 0.6%
Grupo Cementos Portland Valderrivas Term Loan A1 (g)	4.38%	1/8/2016	EUR	2,490	$2,694,456
Grupo Cementos Portland Valderrivas Term Loan A2 (g)	4.38%	1/8/2016		5,866	6,347,942
					9,042,398
Containers & Packaging — 0.1%
Clondalkin Acquisition B.V. 2nd Lien Term Loan (g)(h)	10.00%	11/30/2020		$1,000	1,000,000
Diversified Consumer Services — 0.3%
Weight Watchers Term Loan B2 (g)	4.00%	4/2/2020		6,224	4,868,368
Electric Utilities — 0.9%
La Paloma Generating Co., LLC 2nd Lien Term Loan (g)	9.25%	2/20/2020		15,500	15,086,615
Energy Equipment & Services — 1.4%
Drillships (Ocean Rig) Financing Holding, Inc. Term Loan B 1 (g)	6.00%	3/31/2021		5,960	6,019,587
Stallion Oilfield Hldgs, Inc. Term Loan B (g)	8.00%	6/19/2018		16,302	16,621,072
					22,640,659
Health Care Equipment & Supplies — 1.1%
Accellent, Inc. 2nd Lien Term Loan (g)	7.50%	3/11/2022		17,700	17,434,500
Household Products — 1.0%
KIK Custom Products, Inc. 2nd Lien Term Loan (g)	9.50%	10/29/2019		16,170	16,331,700
Insurance — 0.8%
Asurion LLC 2nd Lien Term Loan (g)	8.50%	3/3/2021		11,800	12,109,750
Internet Software & Services — 1.0%
Getty Images, Inc. Term Loan (g)	4.75%	10/18/2019		15,975	15,272,178
Media — 3.1%
Clear Channel Communications, Inc. Term Loan D (g)	6.75%	1/30/2019		14,500	14,377,330
IMG Worldwide, Inc. 2nd Lien Term Loan (g)	8.25%	5/6/2022		21,843	22,006,822
Promotora De Informaciones SA Term Loan 2 (g)	2.60%	12/12/2018	EUR	2,622	3,419,446
Promotora De Informaciones SA Term Loan 3 PIK (g)	2.60%	12/12/2019		9,236	9,268,039
					49,071,637
Multiline Retail — 0.2%
JC Penney Corp., Inc. Term Loan (g)	6.00%	5/22/2018		$3,603	3,573,533
Oil, Gas & Consumable Fuels — 1.5%
ATP Oil & Gas Corp. DIP Add-On Term Loan PIK (g)(h)	4.50%	2/24/2015		3	—
ATP Oil & Gas Corp. DIP Term Loan PIK (g)(h)	4.50%	2/24/2015		15	—
ATP Oil & Gas Corp. DIP Third Amendment Term Loan PIK (g)(h)	4.50%	2/24/2015		27	—
ATP Oil Gas Corp. DIP Refinancing Term Loan PIK (g)(h)	4.50%	2/24/2015		50	—
Bennu Oil & Gas LLC, 2nd Lien Term Loan (g)	8.75%	11/1/2018		16,887	16,929,535
Southern Pacific Resource Corp. 1st Lien Term Loan (g)	11.00%	3/31/2019		6,410	6,393,975
					23,323,510
Software — 0.5%
Applied Systems, Inc. 2nd Lien Term Loan (g)	7.50%	1/23/2022		8,423	8,507,634
Specialty Retail — 0.1%
Vivarte SA Term Loan B2 (c)(g)	5.00%	3/31/2018	EUR	3,000	1,499,295
Wireless Telecommunication Services — 0.9%
Lightsquared LP Term Loan B PIK (g)	17.00%	10/1/2014		$11,119	14,065,950
TOTAL SENIOR LOANS (Cost $255,710,550)					257,186,610

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund
Schedule of Investments (continued)
April 30, 2014 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CONVERTIBLE BONDS — 8.1%
Automobiles — 0.6%
Ford Motor Co.	4.25%	11/15/2016		$ 5,000	$9,431,250
Capital Markets — 0.8%
Credit Suisse Group AG (a)	7.50%		(i)	10,200	11,079,750
Lehman Brothers Escrow Holdings:
	1.00%	3/23/2009	(b)(c)	5,850	1,070,550
	2.00%	8/1/2013	(b)(c)	4,214	771,162
					12,921,462

Commercial Banks — 2.5%
Barclays PLC	8.00%		(i)	EUR 15,145	22,377,441
Credit Agricole SA (a)	7.88%		(i)	$ 5,950	6,401,605
Societe Generale SA (d)	8.25%		(i)	10,000	10,862,000
					39,641,046

Household Durables — 0.7%
Jarden Corp.	1.88%	9/15/2018		4,000	5,420,000
K Hovnanian Enterprises, Inc.	6.00%	12/1/2017		5,265	6,393,684
					11,813,684

Machinery — 1.9%
Meritor, Inc.	7.88%	3/1/2026		19,652	29,907,887
Thrifts & Mortgage Finance — 1.6%
MGIC Investment Corp.:
	2.00%	4/1/2020		16,290	23,233,613
	9.00%	4/1/2063	(a)	1,875	2,362,500
					25,596,113
TOTAL CONVERTIBLE BONDS (Cost $120,211,870)					129,311,442

MUNICIPAL BONDS — 0.9% (e)
Other — 0.9% (e)
City of Detroit MI:
	4.95%	6/15/2025	(b)(c)	30	10,834
	5.15%	4/1/2025	(b)	5	4,251
Commonwealth of Puerto Rico	8.00%	7/1/2035		14,905	13,819,916

TOTAL MUNICIPAL BONDS (Cost $14,000,997)					13,835,001

PREFERRED — 2.3%
Commercial Banks — 2.3%
RBS Capital Trust B (d)	6.80%		(i)	9,000	8,910,000

				Shares
RBS Capital Funding Trust V	5.90%		(i)	577,725	13,160,576
RBS Capital Funding Trust VII	6.08%		(i)	634,588	14,589,178

TOTAL PREFERRED (Cost $35,391,119)					36,659,754

EQUITY — 0.6%
Airlines — 0.2%
American Airlines Group, Inc. (j)				59,510	2,087,016
Media — 0.4% (e)
Cengage Learning Acquisitions, Inc.				192,348	6,996,659

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund
Schedule of Investments (continued)
April 30, 2014 (unaudited)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels — 0.0% (e)
Bennu Oil And Gas, LLC Series A	3,420	$227,430
Bennu Oil And Gas, LLC Series B (h)	488	0
		227,430

TOTAL EQUITY (Cost $8,580,853)		9,311,105
	Contracts

PURCHASED PUT OPTIONS — 0.0% (e)
Diversified Consumer Services — 0.0% (e)
Weight Watchers International, Strike Price $15.00, Expiration Date 11/15/2023	42,900	107,250

TOTAL PURCHASED PUT OPTIONS (Cost $155,888)		107,250

TOTAL LONG-TERM INVESTMENTS — 85.8% (Cost $1,318,163,771)		1,363,755,415
	Principal Amount (000)
SHORT-TERM INVESTMENTS — 15.2%
REPURCHASE AGREEMENT — 15.2%
State Street Repurchase Agreement, dated 4/30/2014, due 5/1/2014 at 0.01%, collateralized by Federal National Mortgage Association obligations maturing 11/1/2027, market value $119,029,904 (repurchase proceeds $241,801,551)	$241,801	241,801,484

TOTAL SHORT-TERM INVESTMENTS — 15.2% (Cost $241,801,484)		241,801,484

TOTAL INVESTMENTS — 101.0% (Cost $1,559,965,255)		1,605,556,899
	Shares

SECURITIES SOLD SHORT — (5.7)%
EQUITY SOLD SHORT — (5.7)%
Index — (5.7)%
iShares iBoxx $ High Yield Corporate Bond ETF	(448,500)	(42,311,490)
iShares iBoxx $ Investment Grade Corporate Bond ETF	(244,581)	(28,897,245)
iShares JP Morgan USD Emerging Markets Bond ETF	(166,000)	(18,620,220)

TOTAL EQUITY SOLD SHORT — (5.7)% (Proceeds $87,728,313)		(89,828,955)
	Principal Amount (000)
U.S. GOVERNMENT OBLIGATIONS SOLD SHORT — (1.2)%
Other — (1.2)%
United States Treasury Notes	(19,500)	(19,713,291)

TOTAL U.S. GOVERNMENT OBLIGATIONS SOLD SHORT — (1.2)% (Proceeds $19,347,141)		(19,713,291)

TOTAL SECURITIES SOLD SHORT — (6.9)% (Proceeds $107,075,454)		(109,542,246)

OTHER ASSETS & LIABILITIES — 5.9%		93,852,349

NET ASSETS — 100.0%		$1,589,867,002

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund
Schedule of Investments (continued)
April 30, 2014 (unaudited)

Percentages are calculated as a percentage of net assets as of April 30, 2014.

(a)             Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to Qualified Institutional Investors, as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b)             Defaulted security. Issuer in bankruptcy.

(c)             Non-income producing.

(d)             Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(e)             Amount shown represents less than 0.05% of net assets.

(f)               Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate is usually a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(g)             Variable rate security. Rate shown is rate in effect at April 30, 2014.

(h)             For fair value measurement disclosure purposes, security is categorized as Level 3.

(i)                Perpetual Maturity.

(j)                Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

DIP — Debtor In Possession

PIK — Payment in Kind

PLC — Public Limited Company

SCA — Societe en Commandite par Actions

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	65.2%	$1,036,291,429
United Kingdom	9.2	146,071,547
Canada	4.5	71,450,878
France	4.0	62,981,592
Greece	3.6	58,174,907
Luxembourg	3.1	49,310,538
Germany	2.7	42,631,215
Netherlands	1.9	29,749,754
Switzerland	1.8	29,049,903
Norway	1.6	25,486,875
Spain	1.4	21,729,883
Australia	1.0	16,429,590
Italy	0.4	6,867,841
Ireland	0.3	5,310,947
Jamaica	0.3	4,020,000
Total Investments	101.0%	1,605,556,899

United States (securities sold short)	(6.9)%	(109,542,246)
Total Securities Sold Short	(6.9)%	$(109,542,246)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund
Schedule of Investments (continued)
April 30, 2014 (unaudited)

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
05/07/2014	CAD	13,971,575	$ 12,745,418	$ 12,663,207	$82,211	State Street Bank and Trust Co.
05/07/2014	EUR	99,540,552	138,096,874	137,945,437	151,438	State Street Bank and Trust Co.
05/07/2014	GBP	30,343,828	51,230,486	51,002,136	228,350	State Street Bank and Trust Co.
					461,999
Forward Foreign Currency Contracts to Sell:
05/07/2014	CAD	13,971,575	12,745,418	12,543,050	(202,368)	State Street Bank and Trust Co.
08/07/2014	CAD	13,971,575	12,717,601	12,635,487	(82,113)	State Street Bank and Trust Co.
05/07/2014	EUR	99,540,552	138,096,874	135,667,493	(2,429,382)	State Street Bank and Trust Co.
08/07/2014	EUR	71,534,554	99,224,660	99,075,579	(149,081)	State Street Bank and Trust Co.
05/07/2014	GBP	30,343,828	51,230,486	50,040,698	(1,189,789)	State Street Bank and Trust Co.
08/07/2014	GBP	28,293,828	47,735,224	47,524,945	(210,279)	State Street Bank and Trust Co.
					(4,263,012)
	Total				$(3,801,013)

CAD — Canadian Dollar

EUR — Euro Currency

GBP — Great British Pound

Swap Contracts:

At April 30, 2014, outstanding swap contracts were as follows:

Credit Default Swaps — Buy Protection:

Counterparty	Reference Obligation	Credit Spread	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

OTC Swaps:
Citibank	Banco Bilbao Vizcaya Argentaria, SA	142	EUR	4,600,000	5.00	6/20/2019	$(1,168,014)	$(989,480)	$(178,534)
Citibank	Banco Santander SA	139	EUR	4,600,000	5.00	6/20/2019	(1,179,638)	(999,667)	(179,971)
Citibank	iTraxx Europe Sub Financials Series 20 Version 1	103	EUR	12,500,000	5.00	12/20/2018	(3,195,586)	(2,484,895)	(710,691)
Goldman Sachs	iTraxx Europe Sub Financials Series 20 Version 1	103	EUR	10,000,000	5.00	12/20/2018	(2,556,468)	(2,046,980)	(509,488)
Goldman Sachs	Banco Bilbao Vizcaya Argentaria, SA	142	EUR	10,000,000	5.00	6/20/2019	(2,539,160)	(2,144,592)	(394,568)
Goldman Sachs	Banco Santander SA	139	EUR	5,000,000	5.00	6/20/2019	(1,282,215)	(1,095,839)	(186,376)
Goldman Sachs	Republic of South Africa	185	USD	15,000,000	1.00	6/20/2019	599,489	763,640	(164,151)
Goldman Sachs	Republic of Turkey	197	USD	15,000,000	1.00	6/20/2019	678,483	1,019,096	(340,613)

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund
Schedule of Investments (continued)
April 30, 2014 (unaudited)

Counterparty	Reference Obligation	Credit Spread	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Centrally Cleared Swaps:
	iTraxx Europe Crossover Series 20 Version 1	226	EUR	26,500,000	5.00	12/20/2018	$(4,490,008)	$(2,378,273)	$(2,111,735)
	Markit CDX NA High Yield Index	319	USD	35,000,000	5.00	12/20/2018	(2,807,016)	(1,640,290)	(1,166,726)
	Markit CDX NA High Yield Index	344	USD	20,000,000	5.00	6/20/2019	(1,504,464)	(1,376,250)	(128,214)

							$(19,444,597)	$(13,373,530)	$(6,071,067)

Credit Default Swaps — Sell Protection

Counterparty	Reference Obligation	Credit Spread	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

OTC Swaps:
Citibank	MBIA Insurance Corp.	735	USD	3,000,000	5.00	6/20/2018	$(211,408)	$(133,855)	$(77,553)
Citibank	MBIA Insurance Corp.	747	USD	4,500,000	5.00	9/20/2018	(348,953)	(328,942)	(20,011)
Citibank	MBIA Insurance Corp.	757	USD	7,500,000	5.00	12/20/2018	(631,236)	(1,020,525)	389,289
Citibank	JC Penney Corp.	1,231	USD	6,000,000	5.00	12/20/2018	(1,286,756)	(1,294,733)	7,977
Citibank	JC Penney Corp.	1,232	USD	6,000,000	5.00	3/20/2019	(1,328,292)	(1,350,730)	22,438
Citibank	MGIC Investment Corp.	211	USD	1,500,000	5.00	9/20/2018	187,323	(1,577)	188,900
Goldman Sachs	MBIA Insurance Corp.	766	USD	14,500,000	5.00	3/20/2019	(1,310,233)	(1,385,244)	75,011
Goldman Sachs	MBIA Insurance Corp.	757	USD	12,000,000	5.00	12/20/2018	(1,009,978)	(1,783,923)	773,945

							$(5,939,533)	$(7,299,529)	$1,359,996

*                    If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2014, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $55,000,000.

**                The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

***            Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

****        Centrally cleared swap.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Assets and Liabilities

April 30, 2014 (unaudited)

Assets
Investments in securities, at value (cost $1,318,163,771)	$1,363,755,415
Investments in repurchase agreements, at value (cost $241,801,484)	241,801,484
Cash collateral held at broker	144,986,288
Receivable for investments sold	31,583,861
Interest receivable	22,141,588
Receivable for fund shares sold	5,294,951
Foreign currency, at value (cost $2,725,958)	2,709,077
Unrealized appreciation on OTC swap contracts	1,457,560
Cash	1,414,727
Other assets	266,121
Prepaid expenses	139,752
Total Assets	1,815,550,824
Liabilities
Securities sold short, at value (proceeds of $107,075,454)	109,542,246
Payable for investments purchased	89,860,069
Premiums received for OTC swap contracts	15,278,246
Unrealized depreciation on OTC swap contracts	2,761,956
Net unrealized depreciation on open forward foreign currency contracts	3,801,013
Payable for variation margin on open centrally cleared swap contracts	1,418,377
Accrued investment advisory fee	1,314,974
Payable for fund shares redeemed	703,780
Interest payable	247,386
Distribution fee payable — Investor Class	99,449
Accrued expenses	656,326
Total Liabilities	225,683,822
Net Assets	$1,589,867,002
Net Assets Consist of:
Paid in capital	$1,533,862,834
Undistributed net investment income	7,533,461
Accumulated net realized gain on investments, forward foreign currency contracts, securities sold short, foreign currency transactions and swap contracts	13,874,820
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts, securities sold short, foreign currency translations and swap contracts	34,595,887
Net Assets	$1,589,867,002

Net Asset Value Per Share
Institutional Class Shares
$1,082,620,659 divided by 92,120,299 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.75
Investor Class Shares
$507,246,343 divided by 43,208,009 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.74

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Operations

For the six months ended April 30, 2014 (unaudited)

Investment Income:
Interest income	$39,663,180
Total Investment Income	39,663,180

Expenses
Investment Advisory fee	5,802,439
Dividend expense on securities sold short	767,205
Distribution fees — Investor Class (Note 5)	467,716
Shareholder servicing fees — Institutional Class (Note 5)	424,531
Fund Accounting and Custody fees	336,927
Transfer agent fees	312,334
Shareholder servicing fees — Investor Class (Note 5)	246,613
Administration fees	211,436
Professional fees	193,559
Registration fees	96,314
Shareholder reporting expenses	67,786
Insurance expense	61,602
Trustee’s fees and expenses	60,082
Commitment fee on Credit Facility	9,919
Other expenses	489,461
Total expenses	9,547,924
Expenses recouped by Investment Adviser	757,410
Net Expenses	10,305,334
Net Investment Income	29,357,846

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts, Securities Sold Short, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments	20,553,244
Investments in securities sold short	(1,005,043)
Forward foreign currency contracts	(644,712)
Foreign currency transactions	173,677
Swap contracts	(2,261,913)
16,815,253
Net change in unrealized appreciation (depreciation) on:
Investments	35,987,074
Investments in securities sold short	(2,099,095)
Forward foreign currency contracts	(3,134,288)
Foreign currency translations	(97,452)
Swap contracts	(2,452,588)
28,203,651
Net realized and unrealized gain on investments, forward foreign currency contracts, securities sold short, foreign currency transactions and swap contracts	45,018,904
Net increase in net assets resulting from operations	$74,376,750

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Changes in Net Assets

	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013
Increase In Net Assets From Operations:
Net investment income	$29,357,846	$7,443,921
Net realized gain (loss) on investments, forward foreign currency contracts, securities sold short, foreign currency transactions and swap contracts	16,815,253	(2,944,770)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, securities sold short, foreign currency translations and swap contracts	28,203,651	6,329,152
Net increase in net assets resulting from operations	74,376,750	10,828,303
Distributions to Shareholders from:
Net investment income:
Institutional Class	(16,737,787)	(2,842,634)
Investor Class	(7,312,543)	(2,399,146)
Net realized gains:
Institutional Class	—	(193,537)
Investor Class	—	(197,514)
Total distributions to shareholders	(24,050,330)	(5,632,831)
Capital Stock Transactions[1]
Institutional Class:
Subscriptions	740,505,309	361,670,601
Dividends Reinvested	8,965,672	2,597,092
Redemptions	(58,878,929)	(13,563,429)
Net increase (decrease) in net assets from capital stock transactions — Institutional Class	690,592,052	350,704,264
Investor Class:
Subscriptions	230,485,348	303,372,559
Dividends Reinvested	6,900,661	2,460,021
Redemptions	(28,509,669)	(28,188,296)
Net increase (decrease) in net assets from capital stock transactions — Insvestor Class	208,876,340	277,644,284
Redemption Fees	90,656	57,703
Net increase (decrease) in net assets from capital stock transactions	899,559,048	628,406,251
Net increase in net assets during the period	949,885,468	633,601,723
Net assets at beginning of year	639,981,534	6,379,811
Net assets, end of period (including undistributed net investments income of $7,533,461 and $2,225,945, respectively)	$1,589,867,002	$639,981,534

[1] Capital Share Transactions:
Institutional Class:
Subscriptions	64,697,500	32,418,884
Dividends Reinvested	782,230	235,808
Redemptions	(5,113,130)	(1,216,348)
Net increase in Investor Class Shares Outstanding	60,366,600	31,438,344
Investor Class:
Subscriptions	19,998,589	27,123,950
Dividends Reinvested	602,728	223,441
Redemptions	(2,477,666)	(2,535,612)
Net increase in Institutional Class Shares Outstanding	18,123,651	24,811,779

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$11.26	$10.85	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.22	0.50	0.19
Net realized and unrealized gain (loss)	0.49	0.87	0.83
Total from investment operations	0.71	1.37	1.02

Distributions to shareholders from:
Net investment income	(0.22)	(0.35)	(0.17)
Net realized gains	—	(0.61)	—
Total distributions	(0.22)	(0.96)	(0.17)
Redemption fees	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$11.75	$11.26	$10.85
Total return[3]	6.40%[4]	13.24%	10.20%[4]
Net assets, end of period (in 000’s)	$1,082,621	$357,705	$3,422
Ratio of expenses to average net assets	1.70%[5]	1.64%	1.50%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.50%[5]	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	5.15%[5]	4.45%	4.37%[5]

Ratios before expense limitation:
Ratio of expenses to average net assets	1.56%[5]	2.06%	17.39%[5]
Ratio of net investment income (loss) to average net assets	5.29%[5]	4.03%	(11.52)%[5]
Portfolio turnover rate	47%[4]	201%	543%[4]

*  Commencement of operations.

1  Per share amounts have been calculated using average shares outstanding.

2  Amount is less than $0.005 per share.

3  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

4  Not annualized.

5  Annualized.

6  Investment related expenses include short sales expense, stock loan fees and interest expenses.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Investor Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$11.25	$10.85	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.21	0.47	0.18
Net realized and unrealized gain (loss)	0.49	0.87	0.83
Total from investment operations	0.70	1.34	1.01

Distributions to shareholders from:
Net investment income	(0.21)	(0.33)	(0.16)
Net realized gains	—	(0.61)	—
Total distributions	(0.21)	(0.94)	(0.16)
Redemption fees	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$11.74	$11.25	$10.85
Total return[3]	6.27%[4]	12.96%	10.09%[4]
Net assets, end of period (in 000’s)	$507,246	$282,276	$2,958
Ratio of expenses to average net assets	1.94%[5]	1.91%	1.75%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.75%[5]	1.75%	1.75%[5]
Ratio of net investment income (loss) to average net assets	4.87%[5]	4.19%	4.20%[5]

Ratios before expense limitation:
Ratio of expenses to average net assets	1.82%[5]	2.35%	16.89%[5]
Ratio of net investment income (loss) to average net assets	4.99%[5]	3.75%	(10.94)%[5]
Portfolio turnover rate	47%[4]	201%	543%[4]

*  Commencement of operations.

1  Per share amounts have been calculated using average shares outstanding.

2  Amount is less than $0.005 per share.

3  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

4  Not annualized.

5  Annualized.

6  Investment related expenses include short sales expense, stock loan fees and interest expenses.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

April 30, 2014 (unaudited)

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Institutional Class and an Investor Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

Avenue Capital Management II, L.P. (the “Investment Adviser”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) of each class of shares is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the class is computed by dividing the total current value of the assets of the Funds attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.

Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of the Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

FEDERAL INCOME TAXES — The Fund has qualified and continues to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

TRADE CLAIMS — Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive and could be in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities.

Credit default swap agreements on corporate issuers involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e.: make payment) under the swap contract. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2014 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2014, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

3. Distributions

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Fund’s Investment Adviser, an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets.

At an “in person” meeting held on December 12, 2013 the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Trust and the Investment Adviser, dated as of May 15, 2012, to extend the term of such Expense Limitation Agreement

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

through and including February 28, 2015. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed to reimburse the Trust so that “Total Annual Fund Operating Expenses After Expense Reimbursement” (as such term is used in the Fund’s registration statement on Form N-1A) are limited to 1.50% and 1.75% of the average daily net assets of the Institutional Class and Investor Class, respectively, (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with GAAP, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Trust may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.50% and 1.75% of the average daily net assets of the Institutional Class and Investor Class, respectively, for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Trust’s total annual fund operating expenses. The Expense Limitation Agreement can be terminated only by the independent Trustees of the Fund. For the period ended April 30, 2014, the year ended October 31, 2013 and the period ended October 31, 2012, expense reductions that remain as of April 30, 2014 subject to reimbursement, including any fee waivers, were as follows:

Subject to repayment dates
October 31, 2016	October 31, 2015
$351,009*	—*

* After repayment of $757,410 to the Investment Adviser during the six months ended April 30, 2014

Under the terms of the Expense Limitation Agreement, if the Fund’s expense ratio declines sufficiently, the Fund may be liable to repay the reimbursement amount, if any, to the Investment Adviser until April 30, 2017, October 31, 2016 and October 31, 2015, respectively.

State Street provides, or arranges for the provision of certain administrative services for the Trust, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of pocket expenses.

The Trust has also contracted with State Street to provide custody and fund accounting services and transfer agency to the Trust. Custody, Fund Accounting and Transfer Agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Distribution and Service (12b-1) and Shareholder Servicing Plans

The Trust has an agreement with Foreside Fund Services, LLC (the “Distributor”) that serves as the Distributor of the Trust’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to Investor Class shares of the fund, and a separate Shareholder Servicing Plan applicable to Institutional Class and Investor Class shares of the fund.

The 12b-1 Plan allows the Trust to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Trust to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

The Shareholder Servicing Plan allows the Trust to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Institutional Class and Investor Class shareholders. The Shareholder Servicing Plan permits the Trust to pay shareholder service fees at an annual rate of up to 0.15% and 0.25% of net assets attributable to Institutional Class shares and Investor Class shares, respectively, to cover the costs of such services. For the six month period ended April 30, 2014, the fund incurred $246,613 and $424,531 in shareholder servicing fees for the Institutional Class and Investor Class, respectively.

The Trust’s 12b-1 Plan commenced on May 14, 2012. On December 12, 2013, the Board unanimously approved the extension of the term of the 12b-1 Plan through December 11, 2014.

The Trust’s Shareholder Servicing Plan commenced on June 1, 2012. On December 12, 2013, the Board unanimously approved the extension of the term of the Shareholder Servicing Plan through June 1, 2015.

6. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

7. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $1,273,755,643 and $475,737,646, respectively, for the period ended April 30, 2014.

8. Share Transactions

The Fund is open for business each day the NYSE is open for trading. Shares can be redeemed on any day during which the NYSE is open. Fund shares will be redeemed at the NAV next calculated after the order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund’s distributor. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

A 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis. For the period ended April 30, 2014, the redemption fees amounted to $38,954 and $51,702 for the Investor and Institutional Class respectively. For the year ended October 31, 2013, the redemption fees amounted to $20,895 and $36,808 for the Investor and Institutional Class respectively.

9. Shareholder Concentration

At April 30, 2014, three affiliated shareholder accounts owned an aggregate of 1.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

10. Federal Tax Information

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filings for the year ended October 31,

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

2013, and the period ended October 31, 2012 remain subject to examination by the Internal Revenue Service for a period of three years.

The tax character of distributions paid during the year ended October 31, 2013 and the period ended October 31, 2012 were as follows:

	October 31, 2013	October 31, 2012
Distributions declared from:
Ordinary income*	$5,632,831	$95,541

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,559,965,255
Gross unrealized appreciation	$55,039,894
Gross unrealized depreciation	(9,448,250)
Net unrealized appreciation on investments	$45,591,644
Net unrealized (depreciation) on securities sold short	(2,466,792)
Net unrealized appreciation	$43,124,852

11. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At April 30, 2014, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at April 30, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Forward foreign currency contracts	$461,999	$(4,263,012)

1  Statement of Assets and Liabilities location: Net unrealized depreciation on open forward foreign currency contracts.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2014 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$(644,712)	$(3,134,288)

1  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts.

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts.

The average volume of forward foreign currency contracts bought and sold measured at each month end and during the period ended April 30, 2014 was approximately $70,919,000 (bought) and $202,754,000 (sold).

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund utilizes options to manage its interest rate risk, to gain exposure to interest rate risk, or to enhance return.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is interest rate risk for the period ended April 30, 2014 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Put options purchased	$0	$(48,638)

1  Statement of Operations location: Net realized gain (loss) — Investments.

The average volume of put options purchased measured at each month end and during the six months ended April 30, 2014 was approximately 25,875 contracts.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

At April 30, 2014 the fair value of derivative instruments whose primary underlying risk exposure is credit risk at April 30, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Credit default swaps	$1,457,560	$(6,168,631)

1       Statement of Assets and Liabilities location: Unrealized appreciation on OTC swap contracts and Unrealized depreciation on OTC swap contracts respectively. Includes unrealized appreciation or (depreciation) on centrally cleared swap contracts as presented in the Credit Default Swaps table. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared swap contracts, as applicable.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is issuer default risk for the six months period ended April 30, 2014 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Credit default swaps	$(2,261,913)	$(2,452,588)

1  Statement of Operations location: Net realized gain (loss) on Swap contracts.,

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts.

The average notional amount of swap contracts outstanding during the period ended April 30, 2014 was approximately $140,986,000.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

12. Credit Facility

On June 12, 2013, the Fund entered into a committed, unsecured 364 day revolving credit facility (the “Credit Facility”) with State Street that allows the Fund to borrow up to $10,000,000 (the “Facility Amount”), and to use the borrowings for temporary or emergency purposes including to redeem shares or settle trades. On June 11, 2014, the Fund and State Street agreed to extend the current terms of the Credit Facility through June 19, 2014. The interest rate on any borrowings is higher of (i) the Overnight LIBOR rate plus 1.25% and (ii) the Federal Funds Effective rate plus 1.25%; due and payable in arrears on the fifteenth day of each calendar month for the immediately preceding calendar month and on the date that is 364 days from the date of execution of the definitive credit agreement. The Credit Facility includes a commitment fee for the unused portion on the facility, payable quarterly in arrears. A one-time, upfront fee equal to 0.10% on the Facility Amount, was deemed fully earned and payable at closing. In addition, the Fund pays State Street a commitment fee of 0.10% per annum on the average daily undrawn amount. Commitment fees for the period ended April 30, 2014, totaled $7,782 and are included in the interest expense and Commitment fee on Credit Facility line item in the Statement of Operations. For the period ended April 30, 2014, the Fund had no borrowings outstanding under the Credit Facility agreement.

13. Principal Risks

CONFLICT OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The Fund’s “20% overlap limit” policy, pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Investment Adviser or its affiliates, may have the same effect.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) invest in an issuer in different parts of the capital structure of an issuer that is undergoing a corporate action or other transaction particularly where the issuer is stressed or distressed. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, unfavorable insolvency regimes, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. As a result of the credit crises, in recent years, the risks of investing in certain foreign securities have increased dramatically. The credit crises and the ongoing efforts of governments around the world to address the crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF CHANGES IN FIXED INCOME MARKET CONDITIONS — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund’s investments and its NAV per share to decline. If the Fund experiences high redemptions because of these developments, the Fund may have to sell investments at times when it would not be advantageous to do so, potentially resulting in losses to the Fund. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund’s performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

RISKS OF OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Investment Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

RISKS OF TRADE CLAIMS — An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

14. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•  Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•  Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the six months period ended April 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds and Notes	$—	$917,344,253	$—	$917,344,253
Senior Loans	—	256,186,610	1,000,000	257,186,610
Convertible Bonds	—	129,311,442	—	129,311,442
Municipal Bonds	—	13,835,001	—	13,835,001
Preferred Stocks	27,749,754	8,910,000	—	36,659,754
Equities	2,087,016	7,224,089	—	9,311,105
Purchased Put Options	—	107,250	—	107,250
Repurchase Agreements	—	241,801,484	—	241,801,484
Other Financial Instruments
Credit Default Swaps*	—	1,457,560	—	1,457,560
Total Asset Position	$29,836,770	$1,576,177,689	$1,000,000	$1,607,014,459
Investments in a Liability Position
Securities Sold Short	(109,542,246)	—	—	(109,542,246)
Other Financial Instruments
Forward Foreign Currency Contracts*	—	(3,801,013)	—	(3,801,013)
Credit Default Swaps*	—	(6,168,631)	—	(6,168,631)
Total Liability Position	$(109,542,246)	$(9,969,644)	$—	$(119,511,890)

*  Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At April 30, 2014	Valuation Technique	Unobservable Input	Range
Senior Loans	$1,000,000	Third -Party Vendor	Vendor quotes	$97 - $100

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

April 30, 2014 (unaudited)

prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by and the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Total
Balance as of October 31, 2013	$8,863,866	$8,863,866
Cost of purchases	—	—
Proceeds from sales	—	—
Transfers to Level 3	(7,893,866)	(7,893,866)
Transfers from Level 3	—	—
Accrued discount (premium)	818	818
Realized gains (losses)	—	—
Change in net unrealized appreciation (depreciation)	29,182	29,182

Balance as of April 30, 2014	$1,000,000	$1,000,000

Change in net unrealized appreciation (depreciation) on Investments still held as of April 30, 2014	$29,182	$29,182

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 3 to Level 2 were due to an increase in the availability of significant observable inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

15. Recently Issued Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08 Financials Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which sets forth a new approach for determining whether a public or private company is an Investment Company and sets certain measurement and disclosure requirements for an Investment Company. The amendments are effective for fiscal years beginning on or after December 15, 2013. An entity regulated under the 1940 Act would automatically qualify as an Investment Company for accounting purposes under Topic 946 and thus the Fund’s management believes the release will have no impact to the Fund.

16. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

Effective June 19, 2014, the Fund and State Street agreed to extend the term of the Credit Facility through June 18, 2015 and increase the Facility Amount from $10,000,000 to $100,000,000.

Avenue Credit Strategies Fund

Additional Information (Unaudited)

Expense Examples

As a shareholder of the Avenue Credit Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Avenue Credit Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Class	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13-4/30/14	Expense Ratio During Period** 11/1/13-4/30/14

Institutional Class	$1,000.00	$1,064.00	$7.68	1.50%
Investor Class	$1,000.00	1,062.70	8.95	1.75

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each actual class expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual class return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13-4/30/14	Expense Ratio During Period** 11/1/13-4/30/14

Institutional Class	$1,000.00	$1,017.36	$7.50	1.50%
Investor Class	1,000.00	1,016.12	8.75	1.75

*              Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year.

**         Annualized.

Avenue Credit Strategies Fund

April 30, 2014 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement

The Trust’s investment adviser is Avenue Capital Management II, L.P. (the “Investment Adviser”). The Investment Adviser is part of Avenue Capital Group, which comprises five registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Trust’s Board of Trustees (the “Board”) is legally required to review and approve the Investment Advisory Agreement between the Trust and the Investment Adviser (the “Investment Advisory Agreement”) initially for a two-year period and annually thereafter.

The Board, including each of the Trustees who are not “interested persons” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement at an “in person” meeting held on December 12, 2013 (the “Meeting”). The Independent Trustees met in executive session separate from representatives of the Investment Adviser for the purpose of considering the continuance of the Investment Advisory Agreement. Prior to the Meeting, the Board had received a memorandum describing their duties and responsibilities as the Trustees in connection with their consideration and approval of the Investment Advisory Agreement. The Board had received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials prepared by the Investment Adviser and a report prepared by a third party data provider comparing fee, expense and performance information to a collection of registered open-end funds believed by the Investment Adviser and/or such third party to have comparable investment objectives and strategies (the “Peer Funds”). The Independent Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the Meeting.

In deciding whether to approve the continuance of the Investment Advisory Agreement, the Board considered various factors, including (1) the nature, extent and quality of the services provided by the Investment Adviser under the Investment Advisory Agreement, (2) the investment performance of the Trust and the Investment Adviser, (3) the costs of the services and the profits realized by the Investment Adviser from its relationship with the Fund, (4) the extent to which economies of scale might be realized if and as the Trust grows and whether the fee levels in the Investment Advisory Agreement reflect these economies of scale, and (5) a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients of the Investment Adviser or its affiliates.

1. Nature, Extent and Quality of the Services to be provided to the Fund under the Investment Advisory Agreements

In considering the nature, extent and quality of the services provided by the Investment Adviser, the Board relied on their ongoing experience as Trustees of the Trust as well as on the materials provided at and prior to the Meeting. They noted that under the Investment Advisory Agreement, the Investment Adviser is responsible for managing the Trust’s investments in accordance with the Trust’s investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Board, and for furnishing the Trust with the assistance, cooperation, and information necessary for the Trust to meet various legal requirements regarding registration and reporting. The Board noted that the Investment Adviser also provides the Trust with necessary offices, facilities and equipment. Further, it was noted that the Investment Adviser would coordinate and oversee the provision of services to the Trust by other service providers.

The Board reviewed the background and experience of the Investment Adviser’s senior management, including those individuals responsible for the investment and compliance and operations with respect to the Trust’s investments, and the responsibilities of the investment, compliance and operations personnel with respect to the Trust.

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (continued)

They also considered the resources, operational structures and practices of the Investment Adviser both generally and in managing the Trust’s portfolio. In that regard, the Board also considered the Investment Adviser’s discussion of staffing in light of, among other things, the rapid growth of the Trust. The Board went on to consider the Investment Adviser’s practices in monitoring and securing the Trust’s compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Investment Adviser, the Board took into account that the Investment Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. The Board noted in particular the credit analysis and risk management capabilities of the Investment Adviser and, as noted, its emphasis on compliance. With regard to the latter, the Board also considered information provided by the Adviser concerning policies and procedures, and operational measures aimed at mitigating potential conflicts of interest related to side by side management of private funds. On the basis of this review and in consideration of the Trust’s performance, as discussed further below, the Independent Trustees determined that the nature and extent of the services provided by the Investment Adviser to the Fund were appropriate, and had been of high quality and could be expected to remain so.

2. Performance of the Fund and the Investment Adviser

The Board considered the performance of the Fund under the management of the Investment Adviser on an absolute basis and in comparison to the Peer Funds. The Board noted that the Trust had positive performance and outperformed the Peer Funds’ median for the one-year period ended September 30, 2013, ranking in the first quintile of all Peer Funds. The Board also considered the Investment Adviser’s rationale for including among the Peer Funds certain funds not included in the peer group compiled by the third party data provider, as well as the third party data provider’s reasons for not selecting these funds. The Investment Adviser also discussed with the Board the contributors and detractors to the Trust’s performance during the period. The Board determined that, in light of the considerations noted above, the Trust’s performance under the management of the Investment Adviser was satisfactory.

3. The Costs of the Services and the Profits Realized from its Relationship with the Fund

Next, the Board reviewed and considered the Fund’s investment management fee (“Management Fee”), payable monthly by the Trust to the Investment Adviser under the Investment Advisory Agreement at an annual rate of 1.00% of the Fund’s average daily net assets during each month, as well as the Fund’s total expense ratio.

In order to better evaluate the Management Fee and total expenses, the Board compared the Trust’s fees and expenses to those of a group of Peer Funds with asset levels comparable to those of the Trust (the “Peer Expense Group”). The Board noted that the Fund’s management fees and total expenses were slightly higher than the Peer Expense Group median, ranking in the third quintile of the Peer Expense Group in each category. In addition, the Board considered that the Investment Adviser is waiving its fees and/or reimbursing expenses to limit the overall operating expenses of the Trust while also considering the Fund’s expense reimbursement agreement with the Investment Adviser. As discussed further below, the Board also compared the Management Fee to the fees paid by the Investment Adviser’s other clients, including a registered closed-end investment company (the “Closed-End Fund”) and private funds managed by the Investment Adviser or its affiliates. Following its review, in light of the extent and high quality of services that the Fund receives, the Board concluded that the Fund’s fees and expenses were reasonable.

The Board then considered the profitability to the Investment Adviser of its relationship with the Trust. The Board had been provided with data on the Investment Adviser’s profitability with respect to the Investment Advisory Agreement. In response to questions from the Board, the Investment Adviser discussed its cost

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (continued)

allocation methodology and the reasons why the Investment Adviser believed it to be reasonable. The Board considered the Investment Adviser’s statement, among other things, that the costs of certain services shared with by the Trust and other clients of the Investment Adviser and its affiliates were not allocated to the Trust. The Board also examined the level of profits that could be expected to accrue to the Investment Adviser from the fees payable under the Investment Advisory Agreement and any expense subsidization undertaken by the Investment Adviser. After discussion and analysis, the Board concluded that, to the extent that the Investment Adviser’s relationship with the Fund had been profitable, the profitability was in no case such as to render the Management Fee excessive.

The Board considered other benefits expected to be received by the Investment Adviser and its affiliates as a result of the Investment Adviser’s relationship with the Trust, including potential reputational value. In light of the expected costs of providing investment management and other services to the Trust and the Investment Adviser’s commitment to the Trust, the other ancillary benefits that the Investment Adviser’s and its affiliates expect to receive were not considered excessive under the circumstances.

4. The Extent to which Economies of Scale might be Realized if and as the Fund Grows and Whether the Fee Levels in the Investment Advisory Agreement Reflect these Economies of Scale for the Benefit of the Fund’s Shareholders

The Board also considered that the nature of the Trust and its operations is such that the Investment Adviser may in the future realize economies of scale in the management of the Trust if it grows in size or as other funds and series thereof are added. The Board determined that the Management Fee reflected current levels of shared economies of scale with the Trust. The Board also noted that the Trust should in the future benefit from decreased costs to the extent that it continues to gain net inflows of capital, as the portion of the Trust’s expense ratio attributable to fixed costs decreases as the Trust’s assets increase.

5. Comparison of Services Rendered and Fees Paid to Those Under Other Investment Advisory Contracts, Such as Contracts of the Same and Other Investment Advisers or Other Clients

The Board compared the Management Fee to the fees paid by the Investment Adviser’s other clients, including the Closed-End Fund and private funds managed by the Investment Adviser or its affiliates. The Board noted that the Management Fee was less than the fees charged to the Closed-End Fund as well as most of the private funds by the Investment Adviser (or its affiliates), and discussed the various differences between the Trust, the Closed-End Fund and the Private Funds. The Board also considered the services rendered and fees paid under the Investment Advisory Agreement compared to those under the Investment Adviser’s other advisory contracts with its other clients. The Board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

Approval of the Investment Advisory Agreement

The Board, and the Independent Trustees separately, approved the continuance of the Trust’s Investment Advisory Agreement with the Investment Adviser after weighing the foregoing factors. No single factor was cited as determinative to the decision of the Board. They reasoned that the nature and extent of the services provided by the Investment Adviser were appropriate, that the performance of the Trust had been satisfactory, and that the Investment Adviser could be expected to continue to provide services of high quality. As to the Management Fee, the Board determined that the fee, considered in relation to the services provided, was within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances, that the Trust’s relationship with the Investment Adviser was not so profitable as to render the fee excessive, that any additional benefits to the Adviser were not of a magnitude that materially affected the Independent Trustees’ deliberations, and that the fee adequately reflected current levels of shared economies of scale with the Trust.

Avenue Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers, the Investment Adviser and the Subadviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or the Subadviser or their affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Randolph Takian (39) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since March 2012

President, Chief Executive Officer and Trustee of Avenue Income Credit Strategies Fund (since 2010); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010); President and Principal Executive Officer of certain open-end and closed-end funds advised by Morgan Stanley Investment Management, Inc. (“MSIM”) or an affiliated person of MSIM (2008-2010); President and Chief Executive Officer of Morgan Stanley Services Company Inc. (2008-2010); Managing Director and Head of Americas distribution, product and marketing for MSIM (2009-2010); Head of Liquidity and Bank Trust business (2008-2010) and the Latin American Franchise (July 2008-2010) at MSIM, Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management.

				2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Last Five Years
Joel Citron (52) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Since May 2012	Chairman of the Board of Trustees of Avenue Income Credit Strategies Fund (since 2010); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	2

Director of Boulevard Acquisition Corp. a blank check company (since 2014); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Chairman of Oasmia AB, a Swedish publicly traded biotech company (since 2011); Director of Starfall Education Foundation; President of the Board of The Heschel School; Board of Councilors Member of Shoah Foundation at the University of Southern California.

Darren Thompson (50) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010); Managing Member, RailField Partners, LLC (private investment and advisory firm) (since 2012); Self Employed Consultant (since 2010); Executive of American Express Company (2010); Chief Financial Officer of Revolution Money, Inc., a payment network (now a subsidiary of American Express Company) (2006-2010).	2	Director of Boulevard Acquisition Corp. a blank check company (since 2014).

Julie Dien Ledoux (44) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010).	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Stephen M. Atkins (48) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012

Treasurer and Chief Financial Officer of Avenue Income Credit Strategies Fund (since September 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since December 2010); Formerly with Morgan Stanley Investment Management Inc., a financial management and advisory company (1996-2010), most recently as an Executive Director (2003-2010).

Jeffrey J. Gary (51) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since May 2012

Vice President of Avenue Income Credit Strategies Fund (since September 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (November 2012); Senior Portfolio Manager of Avenue Capital Group (since 2012); Portfolio Manager of Third Avenue Management LLC (2009-2010).

Ty Oyer (42) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since May 2012

Secretary of Avenue Income Credit Strategies Fund (since 2010); Deputy Chief Compliance Officer (since January 2011) and Compliance Manager (since 2008) of Avenue Capital Group, an investment management firm.

Eric Ross (44) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since May 2012	Chief Compliance Officer of Avenue Income Credit Strategies Fund (since 2010); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

(1)      “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)      Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

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Avenue Mutual Funds Trust
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron, Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Stephen M. Atkins

Treasurer and Principal Financial Officer

Jeffrey J. Gary

Vice President

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Adviser

Avenue Capital Management II, L.P.

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Avenue Mutual Funds Trust Avenue Credit Strategies Fund SEMI-ANNUAL REPORT April 30, 2014
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  Not applicable to semi-annual reports.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	July 2, 2014